EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Radale Imports, Inc. (the “Company”) on Form 10-K for the year ended March 31, 2008, as filed with the Securities and Exchange Commission on or about the date hereof (the “Report”), I, Ken Swanson, Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 14, 2008
/s/ Ken Swanson
Ken Swanson
Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Radale Imports, Inc. and will be retained by Radale Imports, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.